DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT is made as of the 18th day of March, 2008 by and between ASPIRE JAPAN, INC., a Delaware corporation (the "Company" or "ASPIRE"), and 1R Investment, Inc. (the "Holder").

RECITALS:

WHEREAS, the Company currently owes the Holder a total of US$ 582,450.27.

WHEREAS, the Holder desires to convert the debt into shares of common stock of ASPIRE, and ASPIRE desires to issue shares of its common stock in full and complete satisfaction of the Note.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

AGREEMENT

1. Conversion. Effective as of the date hereof, the debt shall be converted into 194,150 shares of ASPIRE Common Stock at a conversion price of $3.00 per share (the "Shares"), in full and complete satisfaction by the Holder of the debt, and ASPIRE shall be fully discharged of any and all obligations owed to the Holder.

2. The Holder shall execute the attached Conversion Notice on Exhibit A attached hereto and deliver to ASPIRE any and all evidence of indebtedness in ASPIRE, including, without limitation, any promissory notes, so that the same may be cancelled. If no such evidence exists, the Holder shall acknowledge this affirmatively on the signature page hereto.

3. As soon as practicable after the Holder complies with the requirements of Section 2 above, ASPIRE shall deliver a duly executed a Stock certificate representing the shares to be issued to the Holder pursuant to Section 1 above.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date hereof, as follows:

4.1 Organization and Standing: Articles and Bylaws. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as proposed to be conducted.

4.2 Corporate Power. The Company has all the requisite corporate power to enter into this Agreement and to issue the Shares. This Agreement shall constitute a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

 4.3 Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the sale and issuance of the Shares and the performance of the Company's obligations hereunder has been obtained. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

 4.4 Valid Issuance. The Shares when issued in compliance with the provisions of this Agreement will be duly authorized, validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances caused or created by the Company; provided, however, that all such shares may be subject to restrictions on transfer under state and federal securities laws as set forth herein, and as may be required by future changes in such laws.

5. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 5 are all true and complete as of the date hereof:

 5.1 Exempt Transaction. Holder understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") and exempt from registration or qualification under any state law.

5.2  Full Power and Authority. Holder represents that she has full power and authority to enter into this Agreement.

 5.3 Stock. The Stock to be purchased by Holder hereunder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

5.4  Information Concerning the Company. Holder has conducted his own due diligence with respect to the Company and its liabilities and believes he has enough information upon which to base an investment decision in the Stock. Holder acknowledges that ASPIRE has made no representations with respect to the Company.

 5.5 Investment Experience. The Holder understands that the Stock involves substantial risk. The Holder: (i) has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Holder's investment in the Stock; and (ii) has such knowledge and experience in financial, tax, and business matters so as to enable Holder to evaluate the merits and risks of an investment in the Stock, to protect Holder's own interests in connection with the investment and to make an informed investment decision with respect thereto.

 5.6 No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement. Holder is not relying on any oral statements made by the Company, the Company's representatives or affiliates.

5.7 Restricted Securities. Holder understands and acknowledges that the Stock is characterized as "restricted securities" as that term is defined in Rule 144 of the 1933 Securities Act (the "Act") in as much as they were acquired from the Company in a transaction not involving a public offering. Holder further acknowledges that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof and exempt from registration pursuant to applicable state securities or blue sky laws, and the Company's reliance upon such exemptions is predicated upon such Holder's representations set forth in this Agreement The Company is under no obligation to register such shares under the Securities Act, or otherwise. The Holder acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act and qualified under state law or unless an exemption from such registration and such qualification is available.

5.8 Opinion Necessary. Holder acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act. Holder acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

6. Upon the request of any party at any time after the date hereof, the other parties shall forthwith execute and deliver, without any further payment of consideration by the requesting party, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or their counsel may reasonably request to effectuate the purposes of this Agreement.

7. This Agreement contains the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes all other agreements and understandings between such parties with respect to such transactions.

8. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS DOCTRINE OF CONFLICTS OF LAWS.

9. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against which enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

10. This Agreement may be executed in multiple counterparts.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Debt Conversion Agreement as of the day and year first above written.

THE COMPANY: ASPIRE JAPAN, INC.

By:  /s/ Ken Osako
Name:  Ken Osako
Title:  Chief Executive Officer

HOLDER:

IR Investments, Inc.

By:  /s/ Minoru Watanabe
Name:  Minoru Watanabe
Title:  President

EXHIBIT A

NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $ 582,450.27 including principal amount of the Note and all accrued interest to date (defined below) into shares of common stock, par value $.01 per share ("Common Stock"), of Aspire Japan, Inc. a Delaware corporation (the "Company"). If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of the Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

Date of Conversion: March 18, 2008
Applicable Conversion Price: $3.00
Number of Shares of Common Stock to be Issued Pursuant to
Conversion of the Debentures: 194,150

Signature:    Minoru Watanabe
Name:       Minoru Watanabe, President. IR Investments, Inc.
Address:      3-5-18 2nd Floor. Awaji-machi, Chuo-ku, Osaka-City. Japan